================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) February 28, 2005

                                TEREX CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                     1-10702               34-1531521
--------------------------------------------------------------------------------
 (State or Other Jurisdiction         (Commission            (IRS Employer
       of Incorporation)             File Number)         Identification No.)



           500 Post Road East, Suite 320, Westport, Connecticut    06880
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)          (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[  ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

Item 8.01. Other Events.

     Terex Corporation issued a press release on February 28, 2005, announcing that it will be participating in the Credit Suisse First Boston Leveraged Finance Industrials Conference on March 1, 2005. A live webcast of this presentation will be available at the Terex website, www.terex.com, under the Investors section.

     A copy of this press release is included as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits

     99.1 Press release of Terex Corporation issued on February 28, 2005.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 28, 2005


                                                  TEREX CORPORATION


                                                  By:  /s/ Eric I Cohen
                                                       Eric I Cohen
                                                       Senior Vice President
























                                     - 2 -